UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 5, 2013

PRO-DEX, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-14942	84-1261240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2361 McGaw Avenue

Irvine, Ca. 92614

(Address of principal executive offices, zip code)

(949) 769-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 5, 2013, Pro-Dex, Inc. (the “Company”) held its 2013 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the four proposals and advisory votes set forth below. The proposals and advisory votes are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on October 24, 2013 (the “Proxy Statement”).

1.	To elect Raymond E. Cabillot, William J. Farrell III, David C. Hovda, Harold A. Hurwitz and Nicholas J. Swenson (the “Candidates”) to serve as members of the board of directors (“Board”) of the Company until their successors are duly elected and qualified.
Candidate	Votes For	Withheld
Raymond E. Cabillot	860,561	30,930
William J. Farrell III	848,590	42,901
David C. Hovda	859,741	31,750
Harold A. Hurwitz	870,828	20,663
Nicholas J. Swenson	854,750	36,741

On the basis of the foregoing votes, each of the Candidates was elected.

2.	To ratify the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2014.

For	Against	Abstain
2,588,043	11,457	69,483

On the basis of the foregoing votes, the proposal was ratified.

3.	To cast a non-binding advisory vote with regard to the compensation of the Company’s Named Executive Officers (as defined in the Proxy Statement) as set forth in the Proxy Statement.
For	Against	Abstain
790,054	72,953	28,484

On the basis of the foregoing votes, the shareholders approved, on a non-binding advisory basis, the compensation of the Named Executive Officers.

4.	To cast an advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s Named Executive Officers.

1 Year	2 Years	3 Years	Abstain
865,473	11,402	5,628	8,988

On the basis of the foregoing votes, the shareholders approved, on a non-binding advisory basis, the frequency of future advisory votes to approve the compensation of the Company’s Named Executive Officers as being on an annual basis.

Based on the shareholders’ advisory vote and other factors, at a meeting of the Board held on December 5, 2013, the Board resolved that future non-binding shareholder advisory votes on the compensation of the Company’s Named Executed Officers will be conducted annually until such time as the Company holds another shareholder advisory vote on the frequency of advisory votes by shareholders on the compensation of the Company’s Named Executive Officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2013

Pro-Dex, Inc.

By:	/s/ Harold A. Hurwitz
Harold A. Hurwitz
Chief Executive Officer

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